UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2005

Psychiatric Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On March 11, 2005, representatives of Psychiatric Solutions, Inc. (the “Company”) will begin making presentations at investor conferences and other investor meetings using slides containing the information attached to this Form 8-K as Exhibit 99.1. The slides contain non-GAAP financial measures. The Company has provided reconciliations in the slides of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     The Company expects to use these slides, in whole or in part and possibly with modifications, in connection with presentations to investors, analysts and others during the first quarter of 2005. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

     The information contained in the slides is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     The text of the slides included with this report omits various graphic images included in the actual slides. The Company expects to make copies of the actual slides, including such graphic images, available for viewing at the “Investor Relations” section of its website located at www.psysolutions.com, although the Company reserves the right to discontinue that availability at any time. Some of the matters discussed in this report (including Exhibit 99.1) may constitute forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative thereof or other comparable terminology, or by discussions of strategy, plans or intentions. Without limiting the generality of the preceding statement, all statements in this Form 8-K concerning or relating to estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, the Company, through its senior management, from time to time makes forward-looking public statements concerning the Company’s expected future operations and performance and other developments. These forward-looking statements are necessarily estimates that reflect what the Company believes is reasonable and involve a number of risks and uncertainties. There can be no assurance that the Company’s actual results will not differ materially from the results anticipated in such forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) the Company’s ability to complete the acquisition of 20 impatient psychiatric facilities from Ardent Health Services; (2) potential competition which alters or impedes the Company’s acquisition strategy by decreasing its ability to acquire additional inpatient facilities on favorable terms; (3) the Company’s ability to improve the operations of acquired inpatient facilities, including the inpatient facilities to be acquired from Ardent Heath Services; (4) the ability to maintain favorable and continuing relationships with physicians who use the Company’s facilities; (5) the ability to receive timely additional financing on terms acceptable to the Company to fund its acquisition strategy and capital expenditure needs; (6) risks inherent to the health care industry, including the impact of unforeseen changes in regulation, reimbursement rates from federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and (7) potential difficulties in integrating the operations of the Company with recently acquired operations, including the inpatient facilities to be acquired from Ardent Heath Services. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in the Company’s filings with the SEC, including the factors listed in Amendment No. 1 to the Company’s Registration Statement on Form S-3 filed on December 14, 2004, under the caption “Risk Factors.”

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

            None required

     (b) Pro forma financial information.

            None required

     (c) Exhibits.

            99.1     Text of Investor Relations Slideshow In Use Beginning March 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Vice President, Treasurer and Investor Relations

Date: March 10, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Text of Investor Relations Slideshow In Use Beginning March 11, 2005.